Filed pursuant to Rule 497(e)
File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated December 6, 2018 to the

Statutory Prospectus for Class A, Class C, Class R, Class T, Class R6, Institutional Class, Class P and Administrative Class Shares of

Allianz Funds Multi-Strategy Trust,

Dated February 1, 2018 (as supplemented thereafter)

Disclosure Relating to AllianzGI Emerging Markets Debt Fund (the “Fund”)

Within the Fund Summary relating to the Fund, the subsection entitled “Management of the Fund — Portfolio Manager” is hereby restated in its entirety as follows:

Richard House, portfolio manager and CIO Emerging Markets Debt, has managed the Fund since 2018.

The information relating to AllianzGI Emerging Markets Debt Fund contained in the table in the subsection “Management of the Funds — Investment Manager” in the Prospectus is hereby deleted and replaced with the following:

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Emerging Markets Debt Fund	Richard House	2018	Mr. House is Chief Investment Officer for Emerging Market Debt at AllianzGI (UK) Limited. He joined the firm in June 2018 with over 24 years of experience within the asset class. Previously, Mr. House was Head of Emerging Market Debt at Standard Life Investments from 2012 to 2017. He held the same role at Threadneedle Asset Management for five years before that. Earlier in his career, Mr. House worked for eight years as an emerging market debt portfolio manager for HSBC based in Geneva, and for three years as an emerging market debt trader at Wadhwani Asset Management. He began his career in 1994 as an emerging markets economist with Lombard Odier Asset Management. Mr. House holds a BSc in Economics from the University of Sunderland, London, and an MSc in Finance and Economics from York University, Toronto.

Please retain this Supplement for future reference.

ALLIANZ FUNDS MULTI-STRATEGY TRUST

Supplement Dated December 6, 2018 to the Statement of Additional Information of Allianz Funds Multi-Strategy Trust,

Dated February 1, 2018 (as revised October 31, 2018) (as supplemented thereafter)

Disclosure Relating to AllianzGI Emerging Markets Debt Fund (the “Fund”)

The subsection “Portfolio Manager Compensation, Other Accounts Managed, Conflicts of Interest and Corporate Culture” under “Management of the Trust” (the “Subsection”) is hereby revised to remove all references to Danial Ha and David Pinto as portfolio managers of the Fund.

The Subsection is hereby further revised to indicate that Richard House has been added as a portfolio manager of AllianzGI Emerging Markets Debt Fund.

Information regarding other accounts managed by Mr. House, as well as his ownership of securities of the Fund, each as of November 9, 2018, is provided below.

Other Accounts Managed

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Richard House	8	936	9	826	0	0

Accounts and Assets for which Advisory Fee is Based on Performance

Portfolio Manager	Other Pooled Investment Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Richard House	0	0	0	0	0	0

Securities Ownership

AllianzGI Emerging Markets Debt Fund	Dollar Range of Equity Securities
Richard House	None

Please retain this Supplement for future reference.